                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement (Amendment No. 1)
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          SWISSRAY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                          SWISSRAY INTERNATIONAL, INC.
                        200 EAST 32ND STREET, SUITE 34B
                            NEW YORK, NEW YORK 10016


                                                               November 24, 1997


Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting (the "Annual Meeting") of Stockholders of Swissray International, Inc. (the "Company"), which will be held in Conference Room 45B, 101 Park Avenue, 45th floor, New York, New York on Tuesday, December 23, 1997, commencing at 2:00 p.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

     At the Annual Meeting, you will be asked to: (1) elect six directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending June 30, 1998; (3) consider and act upon proposals to approve and adopt amendments to the Company's Certificate of Incorporation to (a) increase the number of authorized shares of the Company's common stock $.01 par value (the "Common Stock") from 30,000,000 to 50,000,000; and (b) authorize the creation of a class of preferred stock; (4) consider and act upon a proposal to adopt the Swissray International, Inc. 1997 Stock Option Plan; and (5) transact such other business as may properly come before the meeting and any adjournment thereof.

     We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

     The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                          Yours sincerely,

                                          RUEDI G. LAUPPER
                                          Chairman of the Board,
                                          Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                        200 EAST 32ND STREET, SUITE 34B
                            NEW YORK, NEW YORK 10016
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 23, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Swissray International, Inc., a New York corporation (the "Company"), will be held in Conference Room 45B, 101 Park Avenue, 45th floor, New York, New York on Tuesday, December 23, 1997, at 2:00 p.m. (local time), for the following purposes:

          (1) To elect six directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

          (2) To approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending June 30, 1998;

          (3) To consider and act upon proposals to approve and adopt amendments to the Company's Certificate of Incorporation to:

             (a) increase the number of authorized shares of the Company's common stock $.01 par value (the "Common Stock") from 30,000,000 to 50,000,000; and

             (b) authorize the creation of a class of preferred stock;

          (4) To consider and act upon a proposal to adopt the Swissray International, Inc. 1997 Stock Option Plan; and

          (5) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997, Proxy Statement and form of proxy are enclosed.

     Only stockholders of record as of the close of business on November 14, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

     You are cordially invited to be present at the Annual Meeting. It is important to you and to the Company that your shares be voted at the Annual Meeting.

                                          By Order of the Board of Directors

                                          RUEDI G. LAUPPER
                                          Chairman of the Board,
                                          Chief Executive Officer and President

November  , 1997

                               IMPORTANT NOTICE:

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 23, 1997

     This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of Swissray International, Inc., a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in Conference Room 45B, 101 Park Avenue, 45th floor, New York, New York, on December 23, 1997, at 2:00 p.m. (local time), and at any adjournment thereof. Only stockholders of record as of the close of business on November 14, 1997 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.


     This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997 (the "Annual Report"), are being sent or given to the stockholders commencing on or about November 24, 1997.


     At the Annual Meeting, the stockholders of the Company will be asked to:
(1) elect six directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending June 30, 1998; (3) consider and act upon proposals to approve and adopt amendments to the Company's Certificate of Incorporation to (a) increase the number of authorized shares of the Company's common stock $.01 par value (the "Common Stock") from 30,000,000 to 50,000,000; and (b) authorize the creation of a class of preferred stock; (4) consider and act upon a proposal to adopt the Swissray International, Inc. 1997 Stock Option Plan (the "Stock Option Plan"); and (5) transact such other business as may properly come before the meeting and any adjournment thereof.

     The principal executive office of the Company is located at Industriestrasse 6, CH-6285, Hitzkirch, Switzerland and the Company also has an office at 200 East 32nd Street, Suite 34-B, New York, New York 10016. The Company's telephone number in Switzerland is 011-4141-919-9050 and in the United States is (212) 545-0095.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                    GENERAL

SOLICITATION OF PROXIES

     If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect six directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending June 30, 1998; (3) consider and act upon a proposal to approve and adopt amendments to the Company's Certificate of Incorporation which would (a) increase the number of authorized shares of the Company's Common Stock from 30,000,000 to 50,000,000; and (b) authorize the creation of a class of preferred stock; (4) consider and act upon a proposal to adopt the Swissray International, Inc. 1997 Stock Option Plan; and (5) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

REVOCATION OF PROXIES

     Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed Proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 200 East 32nd Street, Suite 34-B, New York, New York 10016,
Attention: Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on November 7, 1997, there were 23,616,131 shares of the Common Stock outstanding. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of November 7, 1997 (except where otherwise noted) with respect to (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Company, (c) the Company's executive officers and (d) all officers and directors of the Company as a group (except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power):

                                                              NUMBER OF SHARES        PERCENTAGE OF
                                                                BENEFICIALLY       SHARES BENEFICIALLY
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 OWNED(2)              OWNED(2)
------------------------------------------------------------  ----------------     -------------------
Ruedi G. Laupper(3).........................................      4,102,590                17.4%
Josef Laupper(4)............................................        500,000                 2.1%
Ulrich R. Ernst(5)(6).......................................        500,000                 2.1%
Erwin Zimmerli(7)...........................................         50,000             *
Ueli Laupper................................................              0                  --
Herbert Laubscher...........................................              0                  --
Thomson Kernaghan & Co. Ltd.(8).............................      1,704,347                 7.2%
                                                                  ---------                ----
All directors and officers as a group (six persons).........      5,152,590                21.8%

---------------
 *  Represents less than 1%.

(1) Unless otherwise indicated, the address for each named individual is in care of Swissray International, Inc., 200 East 32nd Street, Suite 34-B, New York, NY 10016.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each \beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this Proxy Statement, have been exercised.

(3) Includes (i) 300,000 shares owned indirectly by Mr. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by Mr. Laupper;
    (ii) 3,682,590 shares owned indirectly by Mr. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by Mr. Laupper and (iii) 120,0000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Mr. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by Mr. Laupper.

(4) Includes 500,000 shares owned indirectly by Mr. Laupper through Lairy Investment Inc., a corporation of which Mr. Laupper is a majority shareholder.

(5) Includes 500,000 shares owned indirectly by Mr. Ernst through a corporation of which Mr. Ernst is a majority shareholder.

(6) Mr. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.

(7) Includes 50,000 shares which may be acquired upon exercise of immediately exercisable options.

(8) Includes 1,704,347 shares which may be issued upon conversion of previously-issued convertible debentures (the "Convertible Debentures") assuming conversion based on the last reported sales price on October 17, 1997. Fifty percent of the Convertible Debentures are convertible into shares of common stock of the Company at any time after November 3, 1997 and the remaining fifty percent of the Convertible Debentures are convertible into shares of common stock of the Company at any time after December 3, 1997.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of six persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

     The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

     The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting to be held in 1998, and until their successors are elected and qualify. Each person, with the exception of Akbar Seddigh and Daniel A. Wuersch, is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

NOMINEES

     The following information is submitted concerning the nominees for election as directors.

     Ruedi G. Laupper, 47, has been President and a director of the Company since May 1995 and Chairman of the Board of Directors since March 1997. In addition, he is Chairman of the Board of Directors of the Company's principal operating subsidiaries. Ruedi G. Laupper is the founder of the predecessors of the Company and was Chief Executive Officer of SR-Medical AG until May 1995. He has approximately 22 years of experience in the field of radiology. He is the brother of Josef Laupper and the father of Ueli Laupper.

     Josef Laupper, 52, has been Secretary, Treasurer and a director of the Company since May 1995. He has held comparable positions with SR-Medical AG, Teleray AG and their respective predecessors since 1990. He is principally in charge of the Company's administration. Josef Laupper has approximately 18 years of experience within the medical device business. Josef Laupper is the brother of Ruedi G. Laupper and the uncle of Ueli Laupper.

     Erwin Zimmerli, 50, has been a director of the Company since May 1995. Since receiving his Ph.D. degree in law and economics from the University of St. Gall, Switzerland in 1979, Zimmerli has served as head of the White Collar Crime Department of the Zurich State Police (1980-86), an expert of a Swiss Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), Vice President of an accounting firm (1987-90) and Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the Swiss legal community.

     Ueli Laupper, 27, has been Vice President of International Sales since March 1997 and a director of the Company since March 1997. He was Chief Executive Officer of SR Medical AG from July 1995 until June 30, 1997. Ueli Laupper has overall Company responsibilities in the area of international marketing and sales with approximately seven years of experience within the international X-ray market. Ueli Laupper is the son of the Company's President and the nephew of Josef Laupper.

     Akbar Seddigh, 54, served as Chief Executive Officer of a subsidiary of The Swedish Atomic Energy (1976-1981) and Chief Executive Officer of Scanning AB, a subsidiary of Volvo AB (1981-1985). Mr. Seddigh founded Ortivus AB (formerly Medical Invest Svenska AB) in 1985 and was its Chief Executive Officer until August, 1997 at which time he was elected Vice Chairman. Ortivus AB, which has been listed on the Stockholm Stock Exchange since January, 1997, brought the new medical concepts of MIDA (Myocardial Ischemia Dynamic Analysis) and telemedicine (Mobimed) to the market. Mr. Seddigh serves as a member on the following boards:
Chairman of Analytica AB, Director of Nordbanken Taby, Goseberg Bruk AB, Artimplant AB, Cellavision AB and Chemel AB. He obtained a masters degree in analytical chemistry in 1968 from the Institute of Technology in Stockholm and a BA in market economics in 1973 from the Stockholm Business School.

     Daniel A. Wuersch, 37, obtained a graduate degree in law from the University of Zurich, Switzerland in 1986. In addition, he holds a Ph.D. degree in law from the University of Zurich and an L.L.M. degree from the Georgetown University Law Center, Washington, D.C. He has been associated with the law firms of Morgan, Lewis & Bockius LLP in New York since September 1996, Fried, Frank, Harris, Shriver & Jacobson in New York from April 1993 through August 1996 and prior thereto with the Homburger law firm in Zurich, Switzerland.

VOTE REQUIRED FOR APPROVAL

     The six nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  FOR ITS NOMINEES TO THE BOARD OF DIRECTORS.

COMPENSATION OF DIRECTORS

     Directors of the Company receive $10,000 annually for serving as directors except for Josef Laupper, who receives $12,000 and Ruedi Laupper, the Chairman of the Board of Directors, who receives $15,000. Ruedi Laupper also received options to acquire 120,000 shares of the Company's Common Stock on June 13, 1997 in exchange for services to the Company as Chairman of the Board of Directors. The exercise price for such options is $.73 per share. The options were fully vested on the date of grant.

BOARD AND COMMITTEE MEETINGS

     During the fiscal year which ended June 30, 1997, there were nine meetings of the Board of Directors. Two of the four incumbent directors attended all nine meetings of the Board while one of the incumbent directors attended seven of the meetings and one incumbent director attended all five meetings occurring after the date on which he was elected to the Board of Directors. The Board of Directors does not currently have a standing audit, nominating or compensation committee or any committee or committees performing similar functions. The Board of Directors has performed all of the functions that might otherwise be performed by such committees.

     Upon election of the new Board of Directors, the Board of Directors will form (i) an audit committee to comply with recently amended maintenance standards for the Nasdaq SmallCap Market, on which the Common Stock is quoted and (ii) a compensation committee (the "Compensation Committee").

                               EXECUTIVE OFFICERS

     The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer, other than Herbert Laubscher, can be found herein under the section entitled "Election of Directors."

     Herbert Laubscher, 31, joined the Company as a manager responsible for finance and controlling on August 2, 1996. He was appointed Chief Financial Officer of the Company on September 15, 1997. Herbert Laubscher obtained his graduate degree in business administration from the University of St. Gall, Switzerland in October 1992. From October 1992 until June 1995 he was an accountant with Price Waterhouse in Zurich. Prior to joining the Company he served as group financial officer of AZ Zibatra Holding GmbH in Leipzig, Germany.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information for the fiscal years ended June 30, 1995, 1996 and 1997 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Company, the three other most highly compensated executive officers of the Company as of June 30, 1997 and the former Chairman of the Board of Directors:

                                                 ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                         -----------------------------------     ------------------------
                              FISCAL                            OTHER ANNUAL      STOCK       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR       SALARY      BONUS     COMPENSATION     OPTIONS     COMPENSATION
----------------------------  ------     --------     -----     ------------     -------     ------------
Ruedi G. Laupper............    1997     $146,983      --         $ 15,000(2)    120,000(6)       --
  President and Chief           1996     $161,085      --         $ 15,000(2)         --          --
    Executive Officer,          1995     $ 50,555(1)   --               --            --          --
    Chairman of the
    Board of Directors
Josef Laupper...............    1997     $ 96,861      --         $ 12,000(2)         --          --
  Secretary, Treasurer          1996     $106,229      --         $ 12,000(2)         --          --
                                1995     $ 50,555(1)   --               --            --          --
Ueli Laupper................    1997           --      --               --            --          --
  Vice President                1996           --      --               --            --          --
    International Sales(3)      1995           --      --               --            --          --
Herbert Laubscher...........    1997           --      --               --            --          --
  Chief Financial
    Officer(3)(4)               1996           --      --               --            --          --
                                1995           --      --               --            --          --
Ulrich R. Ernst(5)..........    1997     $ 96,979      --         $ 10,000(2)         --          --
                                1996     $ 98,197      --         $ 15,000(2)         --          --
                                1995           --      --               --            --          --

---------------
(1) In 1995, the Company changed its fiscal year end from December 31 to June
    30. As a result, the Company had a fiscal year beginning on January 1, 1995 and ending on June 30, 1995. Accordingly, the salaries listed for fiscal year 1995 were for a six-month period. The salaries for each of Ruedi G. Laupper and Josef Laupper for the twelve-month period ending June 30, 1995 were $101,110 and $101,110 respectively.

(2) Fees for service on the Board of Directors of the Company.

(3) Compensation did not exceed $100,000 in any fiscal year.

(4) Herbert Laubscher joined the Company on August 2, 1996.

(5) Ulrich R. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.

(6) The options, which were fully vested on date of grant (6/13/97), were issued in exchange for services to the Company as Chairman of the Board of Directors.

                   STOCK OPTION GRANTS IN LAST FISCAL YEAR(1)

     The following table shows, with respect to the Named Executive Officers, information concerning the grant of stock options pursuant to the 1996 Non-Statutory Stock Option Plan (the "Plan") during the fiscal year ended June 30, 1997.

                                PERCENT OF                                             POTENTIAL REALIZATION
                                  TOTAL                                                   VALUE AT ASSUMED
                   NUMBER OF     OPTIONS                                                  ANNUAL RATES OF
                   SECURITIES   GRANTED TO                  MARKET                       STOCK APPRECIATION
                   UNDERLYING   EMPLOYEES    EXERCISE OR   PRICE ON                       FOR OPTION TERM
                    OPTIONS     IN FISCAL    BASE PRICE    DATE OF    EXPIRATION   ------------------------------
NAME                GRANTED        YEAR       PER SHARE    GRANT(5)      DATE         5%        10%         0%
-----------------  ----------   ----------   -----------   --------   ----------   --------   --------   --------
Ruedi G.
  Laupper........    120,000(2)    30.4%        $0.73(3)    $ 2.94      6/13/02    $282,840   $300,480   $265,200
Josef
  Laupper(5).....
Ueli
  Laupper(5).....
Herbert
  Laubscher(5)...
Ulrich R.
  Ernst(5)(6)....

---------------
(1) The options to purchase the Company's Common Stock were granted under the Swissray International, Inc. 1996 Non-Statutory Stock Option Plan.

(2) These options were owned indirectly through SR Medical Equipment Ltd., a corporation wholly owned by Mr. Laupper. They were immediately exercisable on the date of grant.

(3) The exercise price per share is contingent on purchase of the entire amount of securities.

(4) The market price on date of grant was based on the average of the high and low reported prices on the Nasdaq SmallCap Market on June 13, 1997.

(5) These individuals own no stock options of the Company.

(6) Mr. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION VALUES(1)

                                          NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS                IN-THE-MONEY OPTIONS
                                               AT FISCAL YEAR-END(#)              AT FISCAL YEAR-END($)
NAME                                         EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE(2)
----------------------------------------  -------------------------------     ------------------------------
Ruedi G. Laupper........................             120,000/0(3)                        $ 1.79/0
Josef Laupper(4)........................                   0/0                                0/0
Ueli Laupper(4).........................                   0/0                                0/0
Herbert Laubscher(4)....................                   0/0                                0/0
Ulrich R. Ernst(4)(5)...................                   0/0                                0/0

---------------
(1) No options were exercised by a Named Executive Officer during the fiscal year ended June 30, 1997.

(2) Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

(3) Includes 120,000 options which are owned indirectly by Mr. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by Mr. Laupper.

(4) These individuals own no stock options of the Company.

(5) Mr. Ernst was Chairman of the Board of Directors from May 1995 until March 18, 1997.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Board of Directors, the members of which are Ruedi Laupper, Josef Laupper, Ueli Laupper and Erwin Zimmerli has furnished the following report on executive compensation:

To: The Stockholders of Swissray International, Inc.

     The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executive's position, the past performance of the specific executive and the goals of management.

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Ruedi Laupper's compensation in fiscal 1997 was not specifically tied to any measures of return on equity or earnings targets.

     The foregoing report has been furnished by:

                                          Ruedi G. Laupper
                                          Josef Laupper
                                          Ueli Laupper
                                          Erwin Zimmerli

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock with the cumulative total return (including reinvested dividends) of the Nasdaq Composite Index and the Standard & Poors Smallcap 600 Index, for the period commencing June 1, 1995, when the Company was registered under Section 12 of the Securities Exchange Act of 1934, as amended and the Company's Common Stock began publicly trading and ending June 30, 1997. The graph is based on an initial investment of $100.

                       Stock Performance Graph and Table
                             Comparison of Two-Year
                         Cumulative Total Returns Among
              Swissray International, Inc., Nasdaq Composite Index
                           and S&P Smallcap 600 Index

                                         'Swissray                           Standard & Poors
        Measurement Period            International,     Nasdaq Composite      Smallcap 600
      (Fiscal Year Covered)                Inc.'               Index               Index
6/1/95                                   100.00               100.00              100.00
6/30/95                                  150.12               243.19              249.21
6/30/96                                  126.59               773.61              994.78
6/30/97                                   56.94              1315.48             1777.75

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Ruedi G. Laupper (Chairman of the Board of Directors, President and Chief Executive Officer); Josef Laupper (Secretary and Treasurer), Ueli Laupper (Vice President International Sales) and Ulrich R. Ernst (Chairman of the Board of Directors from May 1995 until March 18, 1997). No executive officer of the Company served as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

     The Company issued 482,590 shares of Common Stock to a company controlled by Ruedi G. Laupper pursuant to an agreement between Mr. Laupper and the Company, dated as of June 30, 1997, in consideration of Mr. Laupper's agreement to the temporary cancellation of 1,608,633 shares of Common Stock held by

Mr. Laupper or companies controlled by him to enable the Company to maintain a sufficient number of shares of Common Stock to meet certain obligations of the Company to issue Common Stock and to permit certain financings prior to the increase of the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.

                                 BENEFIT PLANS

     The Swiss and German subsidiaries, mandated by government regulations, are required to contribute approximately five (5%) percent of eligible, as defined, employees' salaries into a government pension plan. The subsidiaries also contribute approximately five (5%) percent of eligible employee salaries into a private pension plan. Total contributions charged to operations for the years ended June 30, 1997 and 1996, were $274,009 and $198,722, respectively.

     Effective March 1, 1992, Empower, Inc. ("Empower"), a subsidiary of the Company, adopted a qualified 401(k) retirement plan for the benefit of substantially all its employees. Under the plan, employees can contribute and defer taxes on compensation contributed. Empower matches, within prescribed limits, the contributions of the employees. Empower also has the option to make an additional contribution to the plan. Empower's contribution to the plan for the period April 1, 1997 (date of the Company's acquisition of Empower) to June 30, 1997 was $4,185.

     Effective April 3, 1992, Empower adopted a "Section 125" employee benefits plan, which is also referred to as a "Cafeteria" plan. Empower pays for approximately 85% of the employees' health coverage and the employee pays approximately 15% of the cost of the coverage. With the implementation of the Cafeteria plan, the employees' payments for coverage are on a pre-tax basis. A new employee has only a ninety (90) day waiting period before he or she becomes eligible to participate in the group insurance plan and the Cafeteria plan.

                              CERTAIN TRANSACTIONS

     The Registrant issued 482,590 shares of Common Stock to a company controlled by Ruedi G. Laupper pursuant to an agreement between Mr. Laupper and the Company, dated as of June 30, 1997, in consideration of Mr. Laupper's agreement to the temporary cancellation of 1,608,633 shares of Common Stock held by Mr. Laupper or companies controlled by him to enable the Company to maintain a sufficient number of shares of Common Stock to meet certain obligations of the Company to issue Common Stock and to permit certain financings prior to the increase of the number of authorized shares of Common Stock from 15,000,000 to 30,000,000.

     The Company made unsecured advances to its former Chairman of the Board of Directors during the fiscal year ended June 30, 1997 requiring interest at 6% per annum. The balance at June 30, 1997 was $69,587. Interest charged to the stockholder for the fiscal year ended June 30, 1997 was $3,460.

             PROPOSAL NO. 2 -- APPOINTMENT OF INDEPENDENT AUDITORS

     On November 7, 1997 the Board of Directors selected Coopers & Lybrand L.L.P. as the Company's auditors for the fiscal year ending June 30, 1998 and is submitting the selection to stockholders for ratification. Coopers & Lybrand L.L.P. has audited the books, records and accounts of the Company's Swiss subsidiaries for the fiscal year ended June 30, 1997. Representatives of Coopers & Lybrand L.L.P. are not expected to attend the Annual Meeting.

VOTE REQUIRED FOR APPROVAL

     Ratification of the selection of Coopers & Lybrand L.L.P. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
   RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE
                        FISCAL YEAR ENDED JUNE 30, 1998.

     Bederson & Company LLP ("Bederson") audited the books, records and accounts of the Company for the fiscal year ended June 30, 1997. Bederson was dismissed on November 7, 1997. The decision to change auditors was approved by the Board of Directors. Bederson is expected to attend the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions that may be asked by stockholders.

     During the two most recent fiscal years, and subsequent interim period, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     During the two most recent fiscal years, and the subsequent interim period neither the Company nor anyone on the Company's behalf consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

            PROPOSAL NO. 3(A) -- APPROVAL OF THE INCREASE OF NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation (the "Authorized Stock Amendment") to provide for an increase of the number of shares of Common Stock which the Company shall be authorized to issue from 30,000,000 to 50,000,000. As of the close of business on November 7, 1997, there were 23,616,131 shares of Common Stock outstanding. In addition, the Company currently has reserved (i) up to 5,000,000 shares of Common Stock for issuance upon the conversion of certain convertible debentures issued by the Company on August 19, 1997 (as required by the terms of such debentures); (ii) up to 856,287 shares of Common Stock for issuance upon the conversion of certain convertible debentures issued by the Company on July 31, 1997 (as required by the terms of such debentures); (iii) 1,644,000 shares of Common Stock for issuance upon the exercise of outstanding options under the Plan; (iv) 35,000 shares of Common Stock for issuance upon the exercise of options available for future grant under the Plan; and (v) up to 800,000 shares of Common Stock for issuance upon the conversion of certain convertible debentures issued by the Company on April 28, 1997 (as required by the terms of such debentures). As of November 7, 1997, the Company had issued and reserved for issuance approximately 31,951,418 shares of Common Stock. Accordingly, as of such date (i), the number of shares of Common Stock issued plus the number of shares of Common Stock reserved for issuance exceeded the number of shares of Common Stock available, (ii) the Company was not in compliance with all of its obligations to reserve a sufficient number of shares of Common Stock for issuance upon conversion of convertible debentures or exercise of outstanding options and (iii) there were no additional shares of Common Stock available for issuance in connection with future financings, any refinancing of outstanding debentures or any stock option plan for employees, non-employee directors and consultants. Without increasing the number of shares of Common Stock which the Company is authorized to issue, this situation could only be remedied if the Company was able and had the means available to (i) purchase shares of Common Stock in the open market or (ii) contract with shareholders to cancel shares of Common Stock. No assurance can be given that either of these options will be available to the Company or that the Company will have the necessary financial resources therefor.

     The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) to meet the Company's obligations under the convertible debentures and options previously issued or contracted for by the Company or to permit a refinancing of any or all of the Company's outstanding convertible debentures, (ii) to raise additional capital for the operations of the Company, (iii) for the financing of the acquisition of other businesses and (iv) to make options and shares available to employees, non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation or by Nasdaq rules. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the Authorized Stock Amendment carry preemptive rights.

     Except as described above, there are currently no plans or arrangements relating to the issuance of any additional shares of Common Stock proposed to be authorized. However, if this proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity offering of Common Stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring related business or assets or otherwise.

     The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

     The authorization to issue the additional shares of Common Stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's Common Stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not a part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult.

                PROPOSAL NO. 3(b) -- APPROVAL OF THE CREATION OF
                           A CLASS OF PREFERRED STOCK

     The Board of Directors recommends that a class of preferred stock be created to provide the Company with additional flexibility in raising capital which it currently does not have.

     The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for the issuance of up to 1,000,000 shares of preferred stock, par value $.01 (the "Preferred Stock") in one or more series.

     The designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Limitations and Restrictions") of the Preferred Stock will be determined by the Board of Directors. Thus, the Board of Directors will, in the event of the approval of this proposal by the Company's stockholders, be entitled to authorize the creation and issuance of 1,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board of Director's sole discretion, with no further authorization by security holders required for the creation and issuance thereof. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated at this time.

     The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board of Director's ability to issue Preferred Stock may discourage the potential hostility of an acquiror, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquiror may result in, among other things, terms more favorable to the Company and its stockholders. Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock. The Company presently has no plans to issue Preferred Stock.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Annual Meeting and entitled to vote is required to approve the amendment set forth in Proposals 3(a) and 3(b). If approved by the stockholders, the amendment to the Certificate of Incorporation will become effective upon filing with the Secretary of the State of New York a Certificate of Amendment to the Company's Certificate of Incorporation which filing is expected to take place shortly after the Annual Meeting.

     If Proposal No. 3(a) and Proposal No. 3(b) are both approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Certificate of Incorporation authorizing the creation of the Preferred Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

        The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is Fifty-one Million (51,000,000), of which 50,000,000 shall be Common Stock, par value $.01 per share, and 1,000,000 shall be Preferred Stock.

     If Proposal No. 3(a) is approved by the Company's stockholders and Proposal No. 3(b) is not so approved, the Board of Directors expects to file a Certificate of Amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

        The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is Fifty Million (50,000,000), all of which 50,000,000 shall be Common Stock, par value $.01 per share.

     If Proposal No. 3(b) is approved by the Company's shareholders and Proposal No. 3(a) is not so approved, the Company's Certificate of Incorporation will not be amended.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH
        PROPOSALS TO THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

         PROPOSAL NO. 4 -- APPROVAL OF THE SWISSRAY INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

     On January 30, 1996 the Board of Directors adopted the Company's 1996 Non-Statutory Stock Option Plan. Substantially all of the options under such plan have been granted. Consequently, the Board of Directors approved the Swissray International, Inc. 1997 Stock Option Plan (the "Stock Option Plan"). The purpose of the Stock Option Plan is (i) to ensure that a sufficient number of shares of Common Stock will be available for grants of options to provide an incentive to employees, non-employee directors and consultants for their services to the Company and (ii) to give the Compensation Committee added flexibility in compensating key employees and other individuals with stock options.

     In the Board of Directors' judgment, the Stock Option Plan provides a critical long-term incentive for employees, non-employee directors and consultants of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to employees, non-employee directors and consultants will continue to provide it with a critical advantage in attracting and retaining qualified candidates, in particular in the United States. In addition, the Stock Option Plan is intended to provide the Compensation Committee with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors and consultants to focus on the long-term growth of Stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interests between employees, non-employee directors and consultants on the one hand, and the Stockholders on the other.

     The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

SUMMARY DESCRIPTION OF THE SWISSRAY INTERNATIONAL, INC. 1997 STOCK OPTION PLAN

     The purpose of the Stock Option Plan, attached hereto as Exhibit A, is to provide directors, officers and employees of, and consultants to the Company and its subsidiaries with additional incentives by increasing their ownership interests in the Company. Directors, officers, consultants and other employees of the Company and its subsidiaries are eligible to participate in the Stock Option Plan. Options may also be granted to directors who are not employed by the Company and consultants providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or a consultant to the Company and its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or consultant status. Awards of options to purchase Common Stock may include incentive stock options under Section 422 of the Internal Revenue Code ("ISOs") and/or non-qualified stock options ("NQSOs"). Grantees who are not employees of the Company or a subsidiary shall only receive NQSOs.

     The maximum number of options that may be granted under this plan shall be options to purchase 2,000,000 shares of Common Stock.

     The Compensation Committee will administer the Stock Option Plan. The Compensation Committee generally will have discretion to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule, the post-termination exercise period, and whether the grant will be an ISO or NQSO. Notwithstanding this discretion: (i) the number of shares subject to options granted to any individual in any calendar year may not exceed 200,000; (ii) the term of any option may not exceed 10 years (unless granted as an ISO to an individual or entity who possesses more than 10% of the voting power of the Company, which term may not exceed five years); (iii) an option will terminate as follows: (a) if such termination is on account of permanent and total disability (as determined by the Compensation Committee), such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate six months thereafter; (c) if such termination is for cause (as determined by the Compensation Committee), such options shall terminate immediately; (d) if such termination is for any other reason, such options shall terminate three months thereafter; and (iv) the exercise price of each share subject to an ISO shall be not less than 100%, or, in the case of an ISO granted to an individual described in Section 422(b)(6) of the Code, 110%, of the fair market value (determined in accordance with Section 422 of the Code) of a share of the Stock on the date such option is granted. Unless otherwise determined by the Compensation Committee, (i) the exercise price per share of Common Stock subject to an option shall be equal to the fair market value of the Common Stock on the date such option is granted; (ii) all outstanding options become exercisable immediately prior to a "change in control" of the Company (as defined in the Stock Option Plan) and (iii) each option shall become exercisable in three equal installments on each of the first, second and third anniversary of the date such option is granted.

     The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility. The Stock Option Plan will remain in effect until terminated by the Board of Directors. No ISO may be granted more than ten years after such date.

FEDERAL TAX CONSEQUENCES

     The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

     The grant of an option will create no tax consequences for the grantee or the Company. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising a NQSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

     A participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

     Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to its chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. The Company intends that options granted to the relevant officers with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant will qualify as such "performance-based compensation," although option grants under the Stock Option Plan may not so qualify.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
               ADOPTION OF THE COMPANY'S 1997 STOCK OPTION PLAN.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

     According to the Company's records, the following filings appear not to have been timely made: one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering two transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership on Form 3 was not filed timely by Ueli Laupper; one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Tomlinson Holding, Inc.; one initial statement of beneficial ownership on Form 3 was not filed timely by Josef Laupper; one initial statement of beneficial ownership on Form 3 was not filed timely by Ulrich R. Ernst; one initial statement of beneficial ownership was not filed timely by Berkshire Capital Management and one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Erwin Zimmerli.

                                 OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 1998
                         ANNUAL MEETING OF STOCKHOLDERS

     The Company anticipates that the 1998 Annual Meeting will be held on or about November 15, 1998 and that the proxy materials for the 1998 Annual Meeting will be mailed on or about October 15, 1998. If any stockholder wishes a proposal to be considered for inclusion in the 1998 Proxy Statement, this material must be received by the Chief Executive Officer no later than July 12, 1998.

                                 ANNUAL REPORT


     The Company's Annual Report for the fiscal year ended June 30, 1997, is being mailed on or about November 24, 1997, together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each stockholder of record on November 14, 1997.


                            SOLICITATION OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals.

                                          By Order of the Board of Directors

                                          RUEDI G. LAUPPER
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

New York, New York
November   , 1997

                                                                       EXHIBIT A

                          SWISSRAY INTERNATIONAL, INC.
                             1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

     The Plan authorizes the Committee to provide to Employees, Non-Employee Directors and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute materially to the long-term success of the Corporation, with options to acquire Stock of the Corporation. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees, Non-Employee Directors and Consultants of outstanding ability.

SECTION 2.  DEFINITIONS

     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section:

     "Board" shall mean the Board of Directors of the Corporation.

     A "Change in Control" shall be deemed to have occurred:

          (i) if any person (as defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than the Corporation or an employee benefit plan of the Corporation, acquires directly or indirectly the beneficial ownership of any voting security of the Corporation and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 30% or more of the total voting power of any class of voting securities of the Corporation then outstanding;

          (ii) upon consummation of any transaction described in Section 8, other than any such transaction which results in at least 30% of the total voting power represented by each class of the voting securities of the Corporation (or, if the Corporation does not survive, the surviving entity) outstanding immediately after such transaction being beneficially owned by at least 30% of the holders of each class of outstanding voting securities of the Corporation immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction;

          (iii) upon a complete liquidation of the Corporation or the sale or disposition by the Corporation of all or a substantial portion of the Corporation's assets (i.e., 30% or more of the total assets of the Corporation); or

          (iv) if the individuals (A) who constitute the Board as of the date the Plan is adopted by the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or
     (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election), cease for any reason to constitute a majority of the members of the Board.

     For purposes of the foregoing, the terms "beneficial ownership", "beneficial owner", and "beneficially owned" shall be determined in accordance with Rule 13d-3 promulgated pursuant to the Exchange Act.

     "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

     "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more Directors; and provided further that until such time as a Compensation Committee is appointed, the functions thereof under this Plan shall be exercised by the Board.

     "Consultant" shall mean (i) any person who is engaged to perform services for the Corporation or its Subsidiaries, other than as an Employee or Director, or (ii) any person who has agreed to become a consultant within the meaning of clause (i).

     "Corporation" shall mean Swissray International, Inc., a New York corporation.

     "Director" shall mean any member of the Board.

     "Employee" shall mean (i) any full-time employee of the Corporation or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Subsidiaries), or (ii) any person who has agreed to become an employee within the meaning of clause (i).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

     "Fair Market Value" means, with respect to Stock, the fair market value thereof determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and ask prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as reported in the Wall Street Journal (or other reporting service approved by the Committee).

     "Grantee" shall mean a person granted an Option under the Plan.

     "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

     "Non-Employee Director" shall mean (i) a Director of the Corporation who is not an Employee or (ii) any person who has agreed to become a director within the meaning of clause (i).

     "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

     "Options" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

     "Plan" shall mean this 1997 Stock Option Plan as set forth herein and as amended from time to time.

     "Stock" shall mean shares of Common Stock of the Corporation, $.01 par value.

     "Stock Option Agreement" shall mean a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of an Option hereunder and containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

     "Subsidiary" shall mean (i) any corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation, or (ii) any entity which the Committee reasonably expects to become a subsidiary within the meaning of clause (i).

SECTION 3.  SHARES OF STOCK SUBJECT TO THE PLAN; TYPES OF OPTIONS

     (a) The maximum number of options that may be granted under this plan shall be options to purchase 2,000,000 shares of Common Stock. Any shares of Stock delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Options granted under the Plan may be of two types: ISOs and NQSOs. The Board shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs or both, but shall clearly designate the nature of each Option at the time of grant. Non-Employee Directors and Consultants shall only receive NQSOs.

SECTION 4.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Stock Option Agreements thereunder and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, subsidiaries of the Corporation, Grantees, any person claiming any rights under the Plan from or through any Grantee, and stockholders of the Corporation or any Subsidiary. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Grantees who are then subject to Section 16 of the Exchange Act in respect of the Corporation are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

SECTION 5.  GRANT OF OPTIONS TO EMPLOYEES AND CONSULTANTS

     (a) Employees and Consultants of the Corporation and its Subsidiaries shall be eligible to receive Options under the Plan. The Committee shall determine and designate from time to time the Employees or Consultants who are to be granted Options, and shall specify in each Stock Option Agreement the nature of the Option granted and the number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Employee or Consultant may be granted an Option to purchase more than 200,000 shares of Stock (determined without regard to when such Option is exercisable).

     (b) The Committee shall determine whether any Option granted shall be an ISO or NQSO. Notwithstanding the foregoing, Grantees who are not Employees (determined with reference to the definition of Employee in Section 2) of the Corporation or a Subsidiary (determined with reference to the definition of Corporation and the definition of Subsidiary in Section 2) on the date an Option is granted shall only receive NQSOs.

     (c) The exercise price per share of the Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee and specified in the Stock Option Agreement, provided, however, that the exercise price of each share subject to an ISO shall be not less than 100%, or, in the case of an ISO granted to an individual described in Section 422(b)(6) of the Code, 110%, of the fair market value (determined in accordance with Section 422 of the Code) of a share of the Stock on the date such Option is granted. Unless otherwise determined by the Committee, the exercise price per share of Stock subject to an Option shall be equal to the Fair Market Value of the Stock on the date such Option is granted.

     (d) The term of each Option granted to an Employee or Consultant shall be determined by the Committee and specified in a Stock Option Agreement, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date such Option is granted.

     (e) The aggregate fair market value (determined in accordance with Section 422 of the Code at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and its Subsidiaries shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

     (f) The Committee shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and specify the installment dates in the Stock Option Agreement. The Committee may also specify in the Stock Option Agreement such other provisions, not inconsistent with the terms of the Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Unless otherwise determined by the Committee, (i) each Option shall become exercisable in three equal installments on each of the first, second and third anniversary of the date such Option is granted, and (ii) notwithstanding (i), each Option shall become exercisable immediately prior to a Change in Control.

     (g) The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received Options under the Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 5(c) hereof, without regard to such previously granted Options or other options.

SECTION 6.  GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     (a) Non-Employee Directors of the Corporation shall be eligible to receive NQSO's under the Plan only pursuant to the provisions of this Section 6. The Board of Directors shall determine and designate from time to time the Non-Employee Directors who are to be granted Options, and shall specify in each Stock Option Agreement the nature of the Option granted and number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Non-Employee Directors may be granted an Option to purchase more than 200,000 shares of Stock (determined without regard to when such Option is exercisable).

     (b) The exercise price per share of the Stock subject to an Option granted to a Non-Employee Director shall be determined by the Board of Directors and specified in the Stock Option Agreement. Unless otherwise determined by the Board of Directors, the exercise price per share of Stock subject to an Option shall be equal to the Fair Market Value of the Stock on the date such Option is granted.

     (c) The term of each Option granted to a Non-Employee Director shall be determined by the Board of Directors and specified in a Stock Option Agreement, provided that no Option shall be exercisable more than ten years from the date such Option is granted. Notwithstanding the exercise period of any Option granted to a Non-Employee Director, all such Options shall immediately become exercisable upon a Change in Control of the Corporation.

     (d) The Board of Directors shall determine whether any Option granted to a Non-Employee Director shall become exercisable in one or more installments and specify the installment dates in the Stock Option Agreement. Unless otherwise determined by the Board of Directors, each Option shall become exercisable in three equal installments on each of the first, second and third anniversaries of the date such Option is granted.

     (e) The Board of Directors, may, at any time, grant new or additional Options to any eligible Non-Employee Director who has previously received Options under the Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been cancelled. The exercise price of such new or additional Options may be established by the Board of Directors, subject to Section 6 (b) hereof, without regard to such previously granted Options or other options.

SECTION 7.  EXERCISE OF OPTIONS

     (a) A Grantee shall exercise an Option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft, wire transfer, or postal or express money order payable to the order of the Corporation for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by delivery of Stock or other property (including notes or other contractual obligations of the Grantee to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to the Grantee.

     (b) Except as provided pursuant to Section 8(a) or (b), no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee (determined with reference to the definition of Employee in Section 2), Non-Employee Director (determined with reference to the definition of Non-Employee Director in Section 2) or Consultant (determined with reference to the definition of Consultant in Section 2) of the Corporation or a Subsidiary (determined with reference to the definition of Corporation and the definition of Subsidiary in Section 2).

SECTION 8.  TERMINATION OF EMPLOYMENT OR RELATIONSHIP.

     (a) Unless otherwise determined by the Committee, upon termination of a Grantee's employment or consultancy with the Corporation and its Subsidiaries, a Grantee's Options shall terminate as follows: (i) if such termination is on account of permanent and total disability (as determined by the Committee), such Options shall terminate one year thereafter; (ii) if such termination is on account of death, such Options shall terminate six months thereafter; (iii) if such termination is for cause (as determined by the Committee), such Options shall terminate immediately; and (iv) if such termination is for any other reason, such Options shall terminate three months thereafter. In addition, all Options granted on the basis of clause (ii) of the respective definitions of Employee, Consultant, Non-Employee Director and Subsidiary shall immediately terminate if the Committee determines, in its sole discretion, that the Consultant, Employee Non-Employee Director or Subsidiary, as the case may be, will not become a Consultant, Employee Non-Employee Director or Subsidiary within the meaning of clause (i) of such Sections.

     (b) Upon a Non-Employee Director ceasing to be a Non-Employee Director of the Corporation for any reason (except as a result of the Grantee becoming an Employee of the Corporation or a Subsidiary or as a result of the Grantee's retirement, disability or death), such Grantee's Options shall terminate thirty
(30) days thereafter. Upon the Grantee ceasing to be a Non-Employee Director as a result of retirement, disability or death, or such Grantee's employment by the Corporation or a Subsidiary, the period during which such Grantee may exercise any outstanding and then exercisable installments of his or her Options shall not exceed: (i) one year from the date of death, disability or becoming an Employee and (ii) three months from the date of retirement, provided, however, that in no event shall the period extend beyond the expiration of the Option term.

     (c) The sale of any Subsidiary shall be treated as a termination of employment or consultancy, as the case may be, under Section 8(a)(iv) with respect to any Grantee employed or retained by such Subsidiary.

     (d) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.

     (e) During any period described in Section 8(a) following the Grantee's termination of employment or consultancy but prior to termination of the Option, unless otherwise determined by the Committee, the Option shall be exercisable only to the extent that it was exercisable upon such termination of employment or consultancy.

SECTION 9.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Stock or other securities, Stock dividend or other special, large and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock deemed to be available thereafter for grants of Options under Section 3, (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Options, (iii) the number of shares with respect to which Options may be granted to a given Grantee in the specified period as set forth in Section 5(a), and (iv) the exercise price (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Option). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options (including, without limitation, cancellation of Options in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

SECTION 10.  RESTRICTIONS ON ISSUING SHARES

     The Corporation shall not be obligated to deliver Stock upon the exercise or settlement of any Option or take any other action under the Plan until the Corporation shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Option may be subject have been satisfied. The Corporation, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Corporation may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan.

SECTION 11.  TAX WITHHOLDING

     The Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation, under applicable laws, to withhold or otherwise pay for income or other taxes of the Grantee attributable to the grant or exercise of Options granted under the Plan or the sale of Stock issued with respect to Options. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

SECTION 12.  TRANSFERABILITY

     Options will not be transferable by a Grantee except by will or the laws of descent and distribution or to a beneficiary in the event of the Grantee's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs, shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative; provided, however, that NQSOs may be transferred to one or more transferees during the lifetime of the Grantee to the extent and on such terms as then may be permitted by the Committee.

SECTION 13.  GENERAL PROVISIONS

     (a) Each Option shall be evidenced by a Stock Option Agreement. The terms and provisions of such Stock Option Agreements may vary among Grantees and among different Options granted to the same Grantee.

     (b) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Corporation or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

     (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

     (d) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

SECTION 14.  CHANGES TO THE PLAN AND STOCK OPTION AGREEMENTS.

     The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Options under the Plan without the consent of stockholders or Grantees, except that any such action shall be subject to the approval of the Corporation's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the

Plan to stockholders for approval; provided, however, that, without the consent of an affected Grantee, no such action may materially impair the rights of such Grantee under any Option theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Option theretofore granted and any Stock Option Agreement relating thereto; provided, however, that, without the consent of an affected Grantee, no such action may materially impair the rights of such Grantee under such Stock Option Agreement.

SECTION 15.  EFFECTIVE DATE OF PLAN

     The Plan is effective upon its approval by the stockholders of the Corporation and shall continue in effect until terminated by the Board. No ISO may be granted more than ten years after such date.

                      [BEDERSON & COMPANY LLP LETTERHEAD]


                                                                       EXHIBIT B



                                                               November 18, 1997



Division of Corporation Finance


Securities and Exchange Commission


450 Fifth Street, N.W.


Washington, D.C. 20549



Re:  Swissray International, Inc.


     Proxy Statement Disclosure


     Item 304(a)(3) of Regulation S-K



Sirs:



     As former auditors of Swissray International, Inc. ("Swissray"), we submit this letter in accordance with requirements of Item 304(a)(3) of Regulation S-K. Bederson & Company LLP agrees with the statements made by Swissray in its Proxy Statement Disclosure reporting the change in auditors. Coopers & Lybrand LLP was engaged by Bederson & Company LLP to perform audit procedures in connection with the audited consolidated financial statement of Swissray International Inc. for year ended June 30, 1997.



                                          Very truly yours,



                                          [Signature]



                                          BEDERSON & COMPANY LLP

                          SWISSRAY INTERNATIONAL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         PROXY FOR 1997 ANNUAL MEETING
                          TO BE HELD DECEMBER 23, 1997

         Revoking any such prior appointment the undersigned hereby nominates, constitutes and appoints Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of Swissray International, Inc. (the "Company"), standing in my name on the books on the record date, November 14, 1997, or which the undersigned would otherwise be entitled to vote at the Annual Meeting of the Company's stockholders to be held in Conference Room 45B, 45th floor, 101 Park Avenue, New York, New York, on December 23, 1997, at 2:00 P.M., local time, or at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present. All shares votable by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING.

     [X] Please mark your boxes as in this example.
     1. Election of Directors. Election of the six nominees: Ruedi G. Laupper, Josef Laupper, Erwin Zimmerli, Ueli Laupper, Akbar Seddigh and Daniel A. Wuersch.
        [ ] FOR ALL NOMINEES                      [ ] WITHHOLD FROM ALL
                                    NOMINEES
       If you do not wish your shares voted FOR a particular nominee, mark the FOR box and draw a line through that person's name above.
     2. Approval of the appointment of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1998.
        [ ] FOR                   [ ] AGAINST                 [ ] ABSTAIN

                     (continued and to be signed and dated on reverse side)

     3. Approval of the proposed Amendment to the Certificate of
     Incorporation to:
       (a) Increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.
        [ ] FOR                      [ ] AGAINST                      [
                                   ] ABSTAIN
       (b) Create a class of preferred stock.
        [ ] FOR                      [ ] AGAINST                      [
                                   ] ABSTAIN
     4. Approval of the Company's 1997 Stock Option Plan.
        [ ] FOR                      [ ] AGAINST                      [
                                   ] ABSTAIN
     5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.
        Please sign, date and return the proxy card promptly using the enclosed envelope.
       Please check here if you plan to attend the Annual Meeting. [ ]

                                             Dated:
                                             ----------------------------------

                                             ----------------------------------

                                                         Signature

                                             ----------------------------------
                                                         Signature

                                             NOTE: PLEASE SIGN EXACTLY AS THE
                                             NAME(S) APPEAR(S) ABOVE. JOINT
                                             OWNERS SHOULD EACH SIGN
                                             PERSONALLY. TRUSTEES AND OTHER
                                             FIDUCIARIES SHOULD INDICATE THE
                                             CAPACITY IN WHICH THEY SIGN, AND
                                             WHERE MORE THAN ONE NAME APPEARS,
                                             A MAJORITY MUST SIGN. IF A
                                             CORPORATION, THE SIGNATURE SHOULD
                                             BE THAT OF AN AUTHORIZED OFFICER
                                             WHO SHOULD STATE HIS OR HER TITLE.